Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Schedule of Partnership’s Share of Commitments to Fund Newbuilding and Other Construction Contract Costs
The Partnership’s share of commitments to fund newbuilding and other construction contract costs as at December 31, 2017 are as follows:

	Total $	2018 $	2019 $	2020 $
DSME (i)	486,988	486,988	—	—
Hyundai Samho Heavy Industries Co. (ii)	317,530	65,460	252,070	—
Yamal LNG Joint Venture (iii)	781,300	350,100	232,000	199,200
Pan Union Joint Venture (iv)	116,629	87,102	29,527	—
Bahrain LNG Joint Venture (v)	133,936	80,733	53,203	—
Exmar LPG Joint Venture (vi)	54,570	54,570	—	—
	1,890,953	1,124,953	566,800	199,200

(i)
As at December 31, 2017, the Partnership had four LNG carrier newbuildings on order with DSME which are scheduled for delivery in 2018. As at December 31, 2017, costs incurred under these newbuilding contracts totaled $340.2 million. As at December 31, 2017, the Partnership has secured financing for all of the four DSME LNG carrier newbuildings included in the table above (see Note 5).

(ii)
As at December 31, 2017, the Partnership had two LNG carrier newbuildings on order with Hyundai Samho Heavy Industries Co. (or HHI) scheduled for delivery in 2019. As at December 31, 2017, costs incurred under these newbuilding contracts totaled $104.3 million. The Partnership has secured $139 million of financing as at December 31, 2017 for one of the two HHI LNG carrier newbuildings.

(iii)
The Partnership, through the Yamal LNG Joint Venture, has a 50% ownership interest in six 172,000-cubic meter ARC7 LNG carrier newbuildings that have an estimated total fully built-up cost of approximately $2.1 billion. As at December 31, 2017, the Partnership’s proportionate costs incurred under these newbuilding contracts totaled $240.1 million. The Yamal LNG Joint Venture has secured debt financing of $816 million for the six LNG carrier newbuildings, of which $751 million was undrawn at December 31, 2017, related to the Partnership's proportionate share of the commitments included in the table above.

(iv)
Through the Pan Union Joint Venture, the Partnership has ownership interests ranging from 20% to 30% in three LNG carrier newbuildings scheduled for delivery in 2018 and 2019. The Pan Union Joint Venture has secured financing of $87 million related to the Partnership's proportionate share of the commitments included in the table above and the Partnership is scheduled to receive $3.5 million of reimbursement directly from Shell (see Note 6a iii).

(v)
The Partnership has a 30% ownership interest in the Bahrain LNG Joint Venture for the development of an LNG receiving and regasification terminal in Bahrain. The project will include an FSU, which will be modified from one of the Partnership’s existing MEGI LNG carrier newbuildings, an offshore gas receiving facility, and an onshore nitrogen production facility. The terminal will have a capacity of 800 million standard cubic feet per day and will be owned and operated under a 20-year agreement commencing early-2019. The receiving and regasification terminal is expected to have a fully-built up cost of approximately $960.0 million. The Bahrain LNG Joint Venture has secured debt financing of $134 million related to the Partnership's proportionate share of the commitments included in the table above.

(vi)
The Partnership has a 50% ownership interest in the Exmar LPG Joint Venture which has three LPG carrier newbuildings scheduled for delivery in 2018 and has secured $56 million of financing for two of the three LPG carrier newbuildings related to the Partnership's proportionate share of the commitments included in the table above.